UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 2, 2010

Cardo Medical, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-21419	23-2753988
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7625 Hayvenhurst Ave., Unit 49, Van Nuys, California		91406
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(818)780-6677

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

See Item 2.03

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 2, 2010, Cardo Medical, Inc. (the "Company") and Jon Brooks (the "J. Brooks Lender"), brother of Andrew Brooks, the Chairman of the Company’s Board of Directors and the Company’s Chief Executive Officer, entered into a Secured Promissory Note with the Company in the amount of $300,000 (the "J. Brooks Note"). Pursuant to the terms of the J. Brooks Note, the Company promises to repay to the J. Brooks Lender the principal sum of $300,000 together with all accrued but unpaid interest on or before March 1, 2011 (the "J. Brooks Maturity Date"), which may be extended for up to 60 days by the Company, provided the Company gives the J. Brooks Lender notice of such extension period at least two business days prior to the J. Brooks Maturity Date. The J. Brooks Note carries a simple interest rate of 12.0% per annum.

On November 4, 2010, the Company and Earl Brien (the "Brien Lender") entered in a Secured Promissory Note with the Company in the amount of $200,000 (the "Brien Note"). Pursuant to the terms of the Brien Note, the Company promises to repay to the Brien Lender the principal sum of $200,000 together with all accrued but unpaid interest on or before March 3, 2011 (the "Brien Maturity Date"), which may be extended for up to 60 days by the Company, provided the Company gives the Brien Lender notice of such extension period at least two business days prior to the Brien Maturity Date. The Brien Note carries a simple interest rate of 12.0% per annum.

In connection with the J. Brooks Note and the Brien Note, the Company entered into a Security Agreement with each lender, in which the Company granted a security interest, up to the amount of the principal and interest, in all of the Company’s right, title and interest in all of the Company’s assets, other than its accounts receivable.

The foregoing information is a summary of each of the agreements involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached an exhibit to this Current Report on Form 8-K. Readers should review those agreements for a complete understanding of the terms and conditions associated with this financing transaction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
10.1 Secured Promissory Note by Company in Favor of Jon Brooks dated November 2, 2010

10.2 Security Agreement between Company and Jon Brooks dated November 2, 2010

10.3 Secured Promissory Note by Company in Favor of Earl Brien dated November 4, 2010

10.4 Security Agreement between Company and Earl Brien dated November 4, 2010

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardo Medical, Inc.

November 8, 2010	By:	/s/ Andrew Brooks

Name: Andrew Brooks
Title: Chief Executive Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Secured Promissory Note by Company in favor of Jon Brooks dated November 2, 2010
10.2	Security Agreement between Company and Jon Brooks dated November 2, 2010
10.3	Secured Promissory Note by Company in favor of Earl Brien, M.D. dated November 4, 2010
10.4	Security Agreement between Company and Earl Brien, M.D. dated November 4, 2010